TRANSAMERICA PRINCIPIUMSM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated September 14, 2012

to the

Prospectus and Statement of Additional Information dated May 1, 2008

Effective on or about September 17, 2012, the following subaccounts (the “Subaccounts”) will be closed to new investments:

•	Franklin Income Securities Fund – Class 2

•	Templeton Foreign Securities Fund – Class 2

•	MFS® New Discovery Series – Service Class

“Closed to new investments” means no one can allocate additional amounts (either through policy transfer or additional premium) to the Subaccounts after September 14, 2012.

If you have any amount in the Subaccounts on September 17, 2012, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Subaccounts into other subaccounts;

•	withdraw amounts from the Subaccounts; and

•	maintain your current investment in the Subaccounts.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging, asset rebalancing or riders that contain asset allocation or rebalancing requirements) directing us to invest in the Subaccounts, you need to provide us with new instructions for amounts that would have otherwise gone into those Subaccounts.

The following hereby replaces the corresponding paragraphs of the Addition, Deletion or Substitution of Investments section in the Statement of Additional Information:

New subaccounts may be established when, in the sole discretion of Transamerica, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by Transamerica. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. Transamerica may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, Transamerica will notify you and request a reallocation of the amounts invested in the eliminated subaccount.

Similarly, Transamerica may, at its discretion, close a subaccount to new investment. Any subsequent premium payments or dollar cost averaging transactions into a closed subaccount will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided. Transfers and asset rebalancing transactions into a closed subaccount will not be processed and will cause the entire transfer or asset rebalancing transaction to fail. New instructions will be required in these instances.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus and Statement of Additional Information for the

Transamerica PrincipiumSM Variable Annuity dated May 1, 2008